UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: December 31, 2006

Item 1. Report to Stockholders.

SEMI-ANNUAL REPORT

For the Six Months Ended

December 31, 2006

Portfolio 21

Message from Portfolio 21’s founders

Dear Friends,

As we write Portfolio 21’s report on the second half of 2006, we confront what has become our “de rigueur” dilemma. Do we wax eloquent about how good we feel, and want you to feel, about a 15.09% return for the six months ended December 31, 2006? Or do we continue to sound the warning bell?

Making money in Portfolio 21 is supposed to help us feel less guilty so that we can be green in more ways than one. As we all know, living in denial is sometimes preferable to facing the reality of ecological crisis. In large part, this is because reality often carries with it a deep sense of guilt about our complicity in the destruction of our very own life systems, often in the pursuit of money. Sometimes it’s just plain easier and less painful in the short term to sink back into the comforts of denial, especially after a period when we experience a comfortable return on our investments. These comforts are constantly reinforced by our “unlimited growth, bigger is better” culture that celebrates double-digit financial returns.

But we don’t have the time, and we owe it to ourselves, our children, and their children to wake up, and stand up, for them and their future. The comprehensive report by the Intergovernmental Panel of Climate Change (IPCC), in which we are again warned that we have no more than 10 years to reverse the direction of carbon emissions and achieve serious reductions, should be a wake-up call. This is not a matter of choice or “doing well by doing good.” It’s a matter of survival. When thousands of scientists—a group not particularly well known for sensationalism or reckless speculation—concur on a topic, we need to pay attention. In fact, refusing to do so is shocking and reckless.

Yet in our daily lives the messages in the news, our workplaces, our schools and shopping malls are disproportionately weighted toward perpetuating this “suicide culture,” rather than working to transition into a healthier one with a hope of surviving the destabilizations that will occur as a result of climate change and other environmental disasters.

This is why at Portfolio 21 we talk about transition companies. We do not believe that our global economy will survive the jolts and upheavals facing us. We believe the world’s stock markets will most likely experience greater volatility and risk through the uncertainty of climate change. Therefore, as stewards of your money, our mandate is to search the world for companies that have a better chance of surviving through adaptation. This means we must examine not only what a company says but what it does at a fundamental product and service level.

We are spending more time considering the issue of business models rather than short-term operating efficiencies. For example, companies that rely heavily on cheap oil for transportation of their raw materials, products, and labor (this includes all those managers who fly around the world to “meetings”) need to rethink their approach. Their business model is effective only when there is unobstructed mobility, but the minute they run into limitations on movement of people and/or goods, the profit margin begins to deteriorate quickly. There are substantive changes companies can make that should help to better insulate them from disruption. These fall under the general category of decentralizing. For example, a large multinational corporation should weigh the benefits achieved through current economies of scale against the expected value of locating supplies, production and customers as close together as possible and practical. The same is true of companies that depend on outsourced production facilities in distant places. While these manufacturing and distribution strategies are currently cheap, this may not prove true as climate change disruptions cause delays, unintended consequences, or inability to complete a contract. Companies positioned with the best chance for adaptation must understand the realities, risks and potential opportunities facing their business models and, heaven forbid, envision a future beyond next quarter’s earnings.

As investors, we can support this kind of thinking by disciplining ourselves to take a long-term perspective with our investments. This is not to say that investors should be passive. On the contrary, a long-term perspective means that as investors we are doing enough research and self-education to be comfortable with the investment process of our portfolio managers, so that it isn’t necessary to evaluate the worth of the investment using quarterly returns as the only measure of success. In a world consumed by “short termism,” this is indeed a challenge!

At Portfolio 21 we are very appreciative of the long-term approach that most of our investors have taken. From the beginning, we have always believed that if we provide comprehensive information, and we are open to inquiry and criticism, we will build a level of trust and respect that should withstand the normal ups and downs of the market. Thank you for your commitment to Portfolio 21.

Sincerely,

Leslie Christian	Carsten Henningsen
Co-founder	Co-founder

Management's Discussion of Fund Performance:
(6 months ending 12/31/06)

Portfolio 21 achieved an above market return relative to the MSCI World Equity Index during the past six months, thanks largely to foreign exchange trends, overall allocation and individual stock performance. Performance since inception remains above the benchmark.

					Since
	6		3	5	Inception
	month	1	Years	Years	(9/30/99)
	return	Year	(avg Annual)	(avg Annual)	(avg Annual)
Portfolio 21	15.09%	24.38%	15.17%	10.33%	6.95%
MSCI World	13.43%	20.65%	15.23%	10.49%	4.75%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-351-4115. The Fund imposes a 2% redemption fee on shares held for less than 60 days. Performance data quoted does not reflect the redemption fee. If reflected, total return would be reduced.

Foreign exchange developments helped Portfolio 21 outperform in the second half of 2006. The dollar slipped against European currencies on growing expectations that interest rate differentials would narrow further. Lower U.S. core inflation data dampened prospects that the Fed would raise rates again anytime soon, while the European Central Bank is expected to continue raising rates into 2007. The Riksbank in Sweden also indicated that more rate increases were likely. The euro gained more than 4% versus the U.S. dollar; the Swedish krona climbed over 6%. On the other hand, uncertainty about price trends in Japan kept the Bank of Japan from initiating another rate hike in 2006. The yen depreciated more than 3% against the U.S. dollar. Portfolio 21 is overweighted in European currency denominated assets and underweighted in yen denominated assets relative to the MSCI World Equity Index.

After outperforming during the first half of 2006, energy stocks reversed course and lagged in the second half of the year due to declining oil prices. Many believe speculative commodity traders, responsible for the some of the price increase over past quarters, bet prices would fall, driving crude spot and futures contracts lower. Portfolio 21 benefited because the fund does not invest in fossil fuel extraction-based companies. Instead, Portfolio 21 holds positions in renewable energy technology companies. These stocks were propelled higher by political and social developments, such as the extension of production tax credits in the U.S. and increasing technological acceptance worldwide. Leading wind turbine and solar panel manufacturers climbed double-digit percentages during the period.

The Swedish economy has consistently been among the strongest of the developed markets over the past few years. Rising home values and falling unemployment has boosted consumer spending, while export and productivity growth has powered corporate profits. Portfolio 21 has been overweighted in Swedish stocks since 2000 and this allocation attribute paid off again in the second half of 2006 as Swedish stocks market indices outperformed most developed market stock indices.

Beyond currencies, sectors and regions, individual stock performance had a considerable impact on our performance during the six-month period ended December 31, 2006:

Novo Nordisk had another stellar quarter as investors continued to be impressed by its dominance of the diabetes care market. In recent developments, the company’s hemophilia treatment, NovoSeven, is finding other areas of use, while work continues on its inhaled insulin product. Both of these developments could spur growth in 2007 and beyond. Moreover, Novo realizes that “the move to sustainable development . . . can be an opportunity to create competitive advantages, if successfully integrated into the corporate strategy.” The company clearly understands nature’s limited resources, the increasing pressures on those resources, and the need to develop a society where we live “more off the earth’s interest, and less off its capital.” As a healthcare company, Novo Nordisk understands that its greatest impacts are associated with its energy, water, and raw materials use and that reducing those impacts should improve the company’s prospects.

British Land, a UK-based property investment company, will convert to a Real Estate Investment Trust in 2007. The company enjoyed a good fourth quarter in large part due to the continued strong demand for office space in central London. British Land has differentiated itself from other large UK property companies, not only by the makeup of its holdings but because it clearly recognizes the economic benefits and competitive advantage that can be earned through the incorporation of sustainability principles. Environmental issues are considered in all new developments. These include local transportation options, ecology and habitats, water resources, energy efficiency, material selections, re-use of brownfields, and design for extended building life and multiple uses. British Land has a policy to normalize corporate responsibility throughout procurement policies, a Waste Management Plan that establishes a process for reporting waste management performance, and Biodiversity Action Plans for key properties in the company’s portfolio. The company has also made efforts to source renewable energy for common areas in some of its buildings.

Whole Foods Markets is entering a transition period in which growth is likely to slow to below historical levels over the course of 2007 and into 2008. Investors are now questioning whether growth has peaked for the company, and as a result the stock has dropped significantly. However, past drops in Whole Foods stock have proven to be a buying opportunity and the long-term growth story remains intact. Management has suggested that cannibalization and increased competition is weighing on store sales comparisons. In order to reignite sales growth and maintain high margins Whole Foods is looking to smaller-than-average store sizes to optimize market penetration, non-core product categories, “spa” services, and continued expansion of private label offerings. Furthermore, Whole Foods has demonstrated considerable leadership in the food industry by eliminating genetically engineered ingredients from all its private label products. Going a step further, and in response to Portfolio 21's shareholder activism, Whole Foods recently agreed to label these products as not containing ingredients grown from genetically engineered seed, a great step for consumer education. “Whole Foods, Whole People, Whole Planet,” the company slogan, clearly captures the philosophy of this niche market leader.

Vestas Wind Systems is the world’s largest wind turbine manufacturer. The company also installs turbines and offers follow-up and maintenance services of the installations. Vestas is benefiting from the increased focus and use of renewable energy technologies in order to lessen dependence on fossil fuels and reduce CO2 emissions from electricity production worldwide. In December, the U.S. Congress passed a one-year extension of the Production Tax Credit associated with renewable energy projects. The announcement, together with optimistic sales growth and margin targets from management resulted in a spike in the company’s share price. Previously, Vestas has been the victim of bottlenecks at sub-suppliers, a weakening U.S. dollar and rising commodity prices. In addition to producing a product that is an essential part of a sustainable society, Vestas works hard to reduce the impacts of its operations. For example, over half of Vestas's electricity needs are met by renewable power sources, including wind turbines located at manufacturing sites.

The information above represents the opinions of the Fund manager, is subject to change, and any forecasts made cannot be guaranteed.

Portfolio 21 invests in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting standards.

The Fund’s environmental policy could cause it to make or avoid investments that could result in the portfolio under-performing similar funds that do not have an environmental policy.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments included in this semi-annual report for the fund’s holdings as of December 31, 2006.

The MSCI World Equity Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. You cannot invest directly in an index.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the Fund including investment objectives, risks, charges and expenses. (2/07)

Portfolio 21

PORTFOLIO HOLDINGS BY COUNTRY at December 31, 2006 (unaudited)

	Portfolio Holdings	Percent of Net Assets

Australia	$2,861,060	1.73%
Belgium	1,639,585	0.99%
Canada	128,962	0.08%
China	408,120	0.25%
Denmark	8,414,290	5.10%
Finland	5,295,960	3.21%
France	3,816,536	2.31%
Germany	13,623,894	8.26%
Hong Kong	565,000	0.34%
Italy	2,185,430	1.32%
Japan	14,472,278	8.77%
Netherlands	1,615,940	0.98%
Norway	2,433,193	1.47%
Singapore	128,208	0.08%
Spain	2,305,523	1.39%
Sweden	23,236,152	14.08%
Switzerland	9,024,704	5.47%
United Kingdom	18,435,384	11.17%
United States	52,801,380	32.00%
Other Assets in Excess
of Liabilities	1,586,188	1.00%
Total	$164,977,787	100.00%

EXPENSE EXAMPLE for the Six Months Ended December 31, 2006 (unaudited)

As a shareholder of the Portfolio 21 Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees, distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/06 - 12/31/06).

Actual Expenses

The first line of the table on the next page provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 60 calendar days after you purchase them. Individual Retirement Accounts

Portfolio 21

EXPENSE EXAMPLE (unaudited), Continued

(“IRA”) will be charged a $15.00 annual maintenance fee. Currently, the advisor is paying the IRA annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During the
	Value 7/1/06	Value 12/31/06	Period 7/1/06 - 12/31/06*
Actual	$1,000	$1,151	$8.13
Hypothetical (5% annual
return before expenses)	$1,000	$1,018	$7.63

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.50% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Portfolio 21

SCHEDULE OF INVESTMENTS at December 31, 2006 (unaudited)

Shares		Value
COMMON STOCKS: 89.2%
Automobiles & Components: 0.3%
11,625	Ballard Power
	Systems, Inc.
	(Canada) (a)	$66,146
16,500	Fuel Systems
	Solutions, Inc.
	(United States) (a)	364,320
55,825	Quantum Fuel
	Systems Technologies
	Worldwide, Inc.
	(United States) (a)	89,320
		519,786
Banks: 7.1%
50,000	Dexia - Brussels
	Exchange (Belgium)	1,366,362
10,000	Dexia - Paris
	Exchange (Belgium)	273,223
60,000	ForeningsSparbanken
	AB (Sweden)	2,173,939
210,000	HSBC Holdings PLC
	(United Kingdom)	3,821,967
250,000	UniCredito Italiano
	SpA (Italy)	2,185,430
96,000	Westpac Banking
	Corp. (Australia)	1,831,691
		11,652,612
Capital Goods: 13.8%
5,500	Acciona SA (Spain)	1,021,043
100,000	Atlas Copco AB -
	Class A (Sweden) (a)	3,348,307
3,000	Energy Conversion
	Devices, Inc.
	(United States) (a)	101,940
121,800	JM AB
	(Sweden) (a)	2,943,590
150,000	Mitsubishi Electric
	Corp. (Japan)	1,366,865
10,600	Plug Power, Inc.
	(United States) (a)	41,234
18,000	Schneider Electric
	SA (France)	1,992,090
34,000	Siemens AG -
	Registered Shares
	(Germany)	3,357,188
87,000	Skanska AB -
	Class B (Sweden)	1,709,019
161,300	SKF AB - Class B
	(Sweden) (a)	2,967,288
12,000	Suntech Power
	Holdings Co.,
	Ltd. - ADR
	(China) (a)	408,120
26,000	Trex Co., Inc.
	(United States) (a)	595,140
41,900	Vestas Wind
	Systems A/S
	(Denmark) (a)	1,763,347
7,500	Volvo AB - ADR
	(Sweden)	515,037
8,150	Volvo AB - Class B
	(Sweden)	560,883
		22,691,091
Commercial Services & Supplies: 1.9%
150,000	Biffa PLC (United
	Kingdom) (a)	901,651
43,800	Herman Miller, Inc.
	(United States)	1,592,568
100,000	Tomra Systems
	ASA (Norway)	685,819
		3,180,038
Consumer Durables & Apparel: 6.6%
102,000	Electrolux AB -
	Class B (Sweden)	2,033,903
115,000	Husqvarna AB -
	Class B
	(Sweden) (a)	1,793,781
30,000	Interface, Inc. -
	Class A (United
	States) (a)	426,600
43,000	Koninklijke
	Philips Electronics
	NV - ADR
	(Netherlands)	1,615,940

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at December 31, 2006 (unaudited), Continued

Shares		Value
Consumer Durables & Apparel: (Continued)
35,000	Matsushita Electric
	Industrial Co. Ltd.
	(Japan)	$701,802
105,000	Sharp Corp. (Japan)	1,805,378
35,200	Shimano, Inc. (Japan)	1,021,700
35,000	Sony Corp. -
	ADR (Japan)	1,499,050
		10,898,154
Diversified Financials: 3.1%
2,600	Deutsche Bank
	AG (Germany)	346,424
17,000	Deutsche Bank
	AG - GDR
	(Germany)	2,263,858
40,200	UBS AG - GDR
	(Switzerland)	2,425,266
		5,035,548
Food & Staples Retailing: 3.0%
94,000	Alliance Boots
	PLC (United
	Kingdom) (a)	1,538,685
50,000	United Natural
	Foods, Inc.
	(United States) (a)	1,796,000
31,000	Whole Foods
	Market, Inc.
	(United States)	1,454,830
10,187	Wild Oats
	Markets, Inc.
	(United States) (a)	146,489
		4,936,004
Health Care Equipment & Services: 2.1%
75,000	Baxter International,
	Inc. (United States)	3,479,250
Insurance: 6.5%
135,000	Aviva PLC
	(United Kingdom)	2,165,708
250,000	Friends
	Provident PLC
	(United Kingdom)	1,060,074
9,000	Muenchener
	Rueckversicherungs
	AG (Germany)	1,550,713
125,000	Sompo Japan
	Insurance, Inc.
	(Japan)	1,522,657
138,000	Storebrand ASA
	(Norway)	1,747,374
32,000	Swiss Reinsurance
	(Switzerland)	2,712,029
		10,758,555
Materials: 8.7%
7,700	Air Liquide (France)	1,824,446
24,900	Air Products &
	Chemicals, Inc.
	(United States)	1,749,972
6,000	Linde AG
	(Germany) (a)	620,289
34,000	Novozymes
	A/S - Class B
	(Denmark)	2,915,541
35,000	Praxair, Inc.
	(United States)	2,076,550
30,000	Schnitzer Steel
	Industries, Inc.
	(United States)	1,191,000
107,000	Stora Enso OYJ - R
	Shares (Finland)	1,687,127
43,930	Svenska Cellulosa
	AB - Class B
	(Sweden)	2,289,119
		14,354,044
Media: 0.2%
60,000	EMI Group PLC
	(United Kingdom)	311,087
Pharmaceuticals & Biotechnology: 4.0%
110,200	Bristol-Myers
	Squibb Co.
	(United States)	2,900,464
31,000	Novo-Nordisk A/S -
	ADR (Denmark)	2,581,310

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at December 31, 2006 (unaudited), Continued

Shares		Value
Pharmaceuticals & Biotechnology: (Continued)
13,800	Novo-Nordisk A/S -
	Class B (Denmark)	$1,154,094
		6,635,868
Real Estate: 2.6%
75,000	British Land Co. PLC
	(United Kingdom)	2,509,125
39,870	Potlatch Corp.
	(United States)	1,747,103
		4,256,228
Retailing: 4.8%
32,000	Hennes & Mauritz
	AB - Class B
	(Sweden)	1,613,925
500,000	Kingfisher PLC
	(United Kingdom)	2,331,322
150,000	Staples, Inc.
	(United States)	4,005,000
		7,950,247
Semiconductors & Semiconductor Equipment: 1.8%
31,000	Advanced Micro
	Devices, Inc.
	(United States) (a)	630,850
124,000	STMicroelectronics
	NV - ADR
	(Switzerland)	2,281,600
7,223	Verigy Ltd
	(Singapore) (a)	128,208
		3,040,658
Software & Services: 1.2%
49,000	Adobe Systems, Inc.
	(United States) (a)	2,014,880
Technology Hardware & Equipment: 13.7%
89,000	Agilent Technologies,
	Inc. (United
	States) (a)	3,101,650
53,250	Canon, Inc. (Japan)	2,997,983
92,000	Dell, Inc. (United
	States) (a)	2,308,280
62,300	Hewlett-Packard Co.
	(United States)	2,566,137
40,000	International
	Business Machines
	Corp. (United States)	3,886,000
100,000	NEC Corp. (Japan)	479,517
177,600	Nokia OYJ - ADR
	(Finland)	3,608,832
2,350	Nortel Networks Corp.
	(Canada) (a)	62,816
30,000	Ricoh Co., Ltd. (Japan)	610,959
7,000	Sunpower Corp. -
	Class A (United
	States) (a)	260,190
32,000	Telefonaktiebolaget
	LM Ericsson - ADR
	(Sweden)	1,287,360
78,900	Xerox Corp.
	(United States) (a)	1,337,355
		22,507,079
Telecommunication Services: 2.7%
300,000	BT Group PLC
	(United Kingdom)	1,772,409
3,300	Swisscom AG
	(Switzerland)	1,246,145
9,525	Swisscom AG - ADR
	(Switzerland)	359,664
315,000	Telstra Corp., Ltd.
	(Australia)	1,029,369
		4,407,587
Transportation: 2.9%
60,000	Deutsche Post AG
	(Germany)	1,810,911
370	East Japan Railway Co.
	(Japan)	2,466,365
225,000	MTR Corp.
	(Hong Kong)	565,000
		4,842,276
Utilities: 2.2%
10,200	Ormat Technologies,
	Inc. (United States)	375,564

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at December 31, 2006 (unaudited), Continued

Shares/
Principal Amount		Value
Utilities: (Continued)
30,000	Red Electrica
	De Espana (Spain)	$1,284,480
70,333	Severn Trent PLC
	(United Kingdom)	2,023,359
		3,683,403
TOTAL COMMON STOCKS
(Cost $108,433,599)		147,154,395
PREFERRED STOCKS: 2.2%
Household & Personal Products: 2.2%
25,000	Henkel KGaA
	(Germany)	3,674,510
TOTAL PREFERRED STOCKS
(Cost $2,135,603)		3,674,510
CERTIFICATES OF DEPOSIT: 1.0%
	Permaculture CD
$ 24,284	1.000%, 03/27/2007	24,284
	New Resource
	Bank CD
100,000	4.150%, 12/21/2007	100,000
	Selfhelp Credit
	Union CD
	100,0004.960%, 08/20/2007	100,000
	Shorebank CD
95,000	3.700%, 01/20/2007	95,000
100,000	4.200%, 03/01/2007	100,000
300,000	4.360%, 03/29/2007	300,000
200,000	4.480%, 04/26/2007	200,000
100,000	4.430%, 05/31/2007	100,000
285,000	4.580%, 08/17/2007	285,000
200,000	4.350%, 10/18/2007	200,000
95,000	4.470%, 11/08/2007	95,000
	Wainwright CD
100,000	3.800%, 01/18/2007	100,000
TOTAL CERTIFICATES OF DEPOSIT
(Cost $1,699,284)		1,699,284
SHORT-TERM INVESTMENT: 6.6%
Money Market: 6.6%
10,863,410	Fidelity Money
	Market Portfolio	10,863,410
TOTAL SHORT-TERM INVESTMENT: 6.6%
(Cost $10,863,410)		10,863,410
TOTAL INVESTMENTS IN SECURITIES: 99.0%
(Cost $123,131,896)		163,391,599
Other Assets in Excess
of Liabilities: 1.0%		1,586,188
TOTAL NET ASSETS: 100.0%		$164,977,787

(a) Non-income producing security.
ADR American Depository Receipt
GDR Global Depository Receipt

Percent of
Country	Net Assets
Australia	1.73%
Belgium	0.99%
Canada	0.08%
China	0.25%
Denmark	5.10%
Finland	3.21%
France	2.31%
Germany	8.26%
Hong Kong	0.34%
Italy	1.32%
Japan	8.77%
Netherlands	0.98%
Norway	1.47%
Singapore	0.08%
Spain	1.39%
Sweden	14.08%
Switzerland	5.47%
United Kingdom	11.17%
United States	32.00%
Other Assets in Excess
of Liabilities	1.00%
100.00%

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2006 (unaudited)

ASSETS
Investments in securities, at value
(cost $123,131,896) (Note 2)	$163,391,599
Cash	981,507
Receivables:
Dividends and interest	263,131
Fund shares sold	1,087,393
Prepaid expenses	15,390
Total assets	165,739,020

LIABILITIES
Payables:
Investment securities purchased	493,661
Fund shares redeemed	11,438
Investment advisory fees	124,759
Administration fees	19,530
Custody fees	3,802
Fund accounting fees	6,629
Transfer agent fees	2,592
Distribution fees	95,147
Chief compliance officer fees	438
Other accrued expenses	3,237
Total liabilities	761,233
NET ASSETS	$164,977,787
Net asset value, offering and redemption price per share
($164,977,787/5,028,606 shares outstanding; unlimited
number of shares authorized without par value)	$32.81

COMPONENTS OF NET ASSETS
Paid-in capital	$124,731,135
Undistributed net investment income	16,128
Accumulated net realized loss on investments
and foreign currency transactions	(30,543)
Net unrealized appreciation on investments	40,259,703
Net unrealized appreciation of foreign
currency, and translation of other assets
and liabilities in foreign currency	1,364
Net assets	$164,977,787

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENT OF OPERATIONS For the six months ended December 31, 2006 (unaudited)

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $4,909)	$875,613
Interest	287,570
Total investment income	1,163,183

EXPENSES (Note 3)
Investment advisory fees	693,085
Distribution fees	173,271
Administration fees	106,609
Fund accounting fees	36,814
Custody fees	26,588
Transfer agent fees	14,660
Reports to shareholders	13,299
Audit fees	10,260
Registration fees	9,432
Miscellaneous	6,845
Trustee fees	5,898
Legal fees	5,811
Chief compliance officer fees	2,521
Insurance expense	1,185
Total expenses	1,106,278
Less: fees waived	(66,651)
Net expenses	1,039,627
Net investment income	123,556

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on investments and
foreign currency transactions	(12,082)
Change in net unrealized appreciation on investments	19,905,114
Change in net unrealized depreciation of foreign
currency, and translation of other assets and
liabilities in foreign currency	(286)
Net realized and unrealized gain on investments
and foreign currency transactions	19,892,746
Net increase in net assets
resulting from operations	$20,016,302

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended
	December 31,	Period Ended	Year Ended
	2006	June 30,	August 31,
	(unaudited)	2006	2005
INCREASE IN NET ASSETS FROM:

OPERATIONS
Net investment income	$123,556		$1,506,651	$637,807
Net realized (loss)/gain on investments
and foreign currency transactions	(12,082)		1,784,506	59,209
Change in net unrealized
appreciation on investments	19,905,114		10,336,133	9,610,992
Change in net unrealized depreciation of
foreign currency, and translation of other
assets and liabilities in foreign currency	(286)		—	—
Net increase in net assets
resulting from operations	20,016,302		13,627,290	10,308,008
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,548,567)		(561,957)	(265,510)
From net realized gain	(1,444,815)		(212,750)	—
Total distributions to shareholders	(2,993,382)		(774,707)	(265,510)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a) (b)	28,123,538		18,591,167	26,836,993
Total increase in net assets	45,146,458		31,443,750	36,879,491
NET ASSETS
Beginning of period	119,831,329		88,387,579	51,508,088
End of period	$164,977,787		$119,831,329	$88,387,579
Undistributed net investment income	$16,128	$	$ 1,441,139	$500,260

(a)	Summary of capital share transactions is as follows:

	Six Months Ended
	December 31, 2006		Period Ended		Year Ended
	(unaudited)		June 30, 2006		August 31, 2005
	Shares	Value	Shares	Value	Shares	Value
Shares sold	1,074,761	$33,323,438	1,129,424	$31,752,443	1,388,264	$34,221,777
Shares issued in
reinvestment
of distributions	87,541	2,862,593	27,332	731,133	10,084	252,894
Shares
redeemed (b)	(258,492)	(8,062,493)	(499,132)	(13,892,409)	(311,287)	(7,637,678)
Net increase	903,810	$28,123,538	657,624	$18,591,167	1,087,061	$26,836,993

(b)	Net of redemption fees of $852, $6,226 and $5,074 respectively.

The accompanying notes are an integral part of these financial statements.

Portfolio 21

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Six Months Ended
	December 31,
	2006
	(unaudited)
Net asset value, beginning of period	$29.05
INCOME FROM
INVESTMENT OPERATIONS:
Net investment gain (loss)	(0.02)
Net realized and unrealized
gain (loss) on investments	4.40
Total from investment operations	4.38
LESS DISTRIBUTIONS:
From net investment income	(0.32)
From net realized gain	(0.30)
Total distributions	(0.62)
Paid-in capital from redemption fees (Note 2)	—	*
Net asset value, end of period	$32.81
Total return	15.09	%^
RATIOs/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$165.0
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.60	%+
After fees waived and expenses absorbed	1.50	%+
RATIO OF NET INVESTMENT
GAIN (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.08	%+
After fees waived and expenses absorbed	0.18	%+
Portfolio turnover rate	0.00	%^

*	Less than $.01 per share.
^	Not annualized.
+	Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio 21

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Period Ended
	June 30,		Year Ended August 31,
	2006		2005	2004	2003	2002	2001
Net asset value,
beginning of period	$25.49		$21.64	$19.47	$16.67	$19.52	$25.37
INCOME FROM
INVESTMENT OPERATIONS:
Net investment
income (loss)	0.37		0.18	0.08	0.02	(0.05)	(0.05)
Net realized and
unrealized gain (loss)
on investments	3.41		3.77	2.13	2.79	(2.67)	(5.78)
Total from
investment operations	3.78		3.95	2.21	2.81	(2.72)	(5.83)
LESS DISTRIBUTIONS:
From net investment income	(0.16)		(0.10)	(0.04)	—	—	(0.02)
From net realized gain	(0.06)		—	—	(0.02)	(0.13)	—
Total distributions	(0.22)		(0.10)	(0.04)	(0.02)	(0.13)	(0.02)
Paid-in capital from
redemption fees (Note 2)	—	*	— *	— *	0.01	—	—
Net asset value,
end of period	$29.05		$25.49	$21.64	$19.47	$16.67	$19.52
Total return	14.88	%^	18.27%	11.36%	16.90%	(14.04)%	(23.01)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period (millions)	$119.8		$88.4	$51.5	$22.5	$15.2	$8.3
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.63	%+	1.69%	1.90%	2.17%	2.42%	3.11%
After fees waived and
expenses absorbed	1.50	%+	1.50%	1.50%	1.50%	1.50%	1.50%
RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.60	%+	0.71%	0.02%	(0.52)%	(1.27)%	(1.87)%
After fees waived and
expenses absorbed	1.73	%+	0.90%	0.42%	0.15%	(0.35)%	(0.26)%
Portfolio turnover rate	4.13	%^	0.78%	3.82%	9.82%	8.18%	5.31%

*	Less than $.01 per share.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2006 (unaudited)

NOTE 1 – ORGANIZATION

Portfolio 21 (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. The Fund commenced operations on September 30, 1999.

The investment objective of the Fund is to seek long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks of domestic and foreign companies of any size market capitalization that satisfy certain environmental sustainability criteria.

On June 20, 2006 the Trust’s board of trustees approved a change in the Fund’s fiscal year-end from August 31 to June 30, effective with the ten-month period ending June 30, 2006.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2006 (unaudited), Continued

of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2006, the Fund did not hold fair valued securities.

Short term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

The Fund may invest substantially in securities traded on foreign exchanges (see “Foreign Currency” below). Investments that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, or if there were no transactions on such day, at the mean between the bid and asked prices. Occasionally, events affecting the value of foreign securities occur between the close of a foreign exchange and the computation of the Fund’s net asset value. If such events occur or market quotations are not readily available, the securities may be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2006 (unaudited), Continued

C.
Federal Income Taxes. The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a first-in, first-out basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally, which are determined in accordance with income tax regulations, are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2006 (unaudited), Continued

accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 2.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.
New Accounting Pronouncements. On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last NAV calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management believes that the adoption of FIN 48 will have no impact on the financial statements of the Fund.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes adoption of SFAS 157 will have no material impact on its financial statements.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2006 (unaudited), Continued

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Progressive Investment Management Corporation (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the six months ended December 31, 2006 the Fund incurred $693,085 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.50% of the Fund’s average daily net assets. The contract’s term is indefinite and may be terminated only by the Board of Trustees. For the six months ended December 31, 2006 the Advisor waived $66,651 in fees for the Fund.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At December 31, 2006, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $468,029. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
August 31, 2007	$148,411
August 31, 2008	$135,899
June 30, 2009	$117,068
June 30, 2010	$ 66,651

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2006 (unaudited), Continued

accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Under $15 million	$30,000
$15 to $50 million	0.20% of average daily net assets
$50 to $100 million	0.15% of average daily net assets
$100 to $150 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets

For the six months ended December 31, 2006 the Fund incurred $106,609 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the six months ended December 31, 2006, the Fund was allocated $2,521 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank, N.A.serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may pay a fee to the Advisor, as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Distribution Coordinator as compensation for distribution-related activities, not reimbursement for specific expenses incurred. For the six months ended December 31, 2006, the Fund incurred $173,271 in distribution fees.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended December 31, 2006, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $19,550,712 and $0 respectively.

There were no purchases or sales of long-term U.S. Government securities for the six months ended December 31, 2006.

The cost basis of investments for federal income tax purposes at December 31, 2006 was as follows:

Cost of investments (a)	$123,131,896
Gross tax unrealized appreciation	44,580,385
Gross tax unrealized depreciation	(4,320,682)
Net tax unrealized appreciation	$40,259,703

(a)	At June 30, 2006 the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2006 (unaudited), Continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended December 31, 2006 and the period ended June 30, 2006 was as follows:

	December 31, 2006	June 30, 2006
Distributions paid from:
Ordinary income	$1,548,567	$561,957
Long-term capital gain	1,444,815	212,750
	$2,993,382	$774,707

As of June 30, 2006, the components of accumulated earnings/(losses) on a tax basis were as follows:

Net unrealized appreciation	$20,354,589
Undistributed ordinary income	1,442,717
Undistributed long-term capital gain	1,426,355
Total distributable earnings	$2,869,072
Net unrealized appreciation on
foreign currency transactions	1,649
Post-October currency loss	(1,578)
Total accumulated gains	$23,223,732

Portfolio 21

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited)

At a meeting held on August 27-28, 2006, the Board (which is comprised entirely of persons who are considered to be Independent Trustees under the Investment Company Act) considered and approved the continuance of the Advisory Agreement with the Advisor for another annual term. At a prior meeting held on June 19 and 20, 2006, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement. In addition, the Board engaged an independent third party consulting firm to review the nature and quality of the information presented to the Board. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

Portfolio 21

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited), Continued

The Board noted that the Fund’s performance was above the median of its peer group and was ranked in the first quartile for the year to date period, was slightly below the median of its Lipper peer group and in the third quartile for the one and three year period and was above the median of its Lipper peer group and in the second quartile for the five year period. The Board also noted that the Fund was subject to social investment criteria, which made the Fund somewhat unique among the competitor peer group and therefore made a performance comparison against this peer group difficult. The Board concluded that the Advisor’s performance was satisfactory under current market conditions.

The Board also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics. The Board concluded that it was satisfied with the Fund’s overall performance record, taking into account the differences unique to the Fund given its social investment criteria.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements. In this regard, the Board took into account that the Advisor did not manage other accounts or products using the same or similar investment strategies as the Fund.

The Board noted that the Advisor had agreed to waive its fees or reimburse the Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio for the Fund of 1.50%. The Board noted that the Fund’s advisory expense, operating expenses and total expense ratio was at or below its peer group median and that the expense structure was in line with the fees charged by the Advisor to its other accounts at certain asset levels notwithstanding that the fact that the services and investment strategies applicable to those accounts were substantially different. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

4.
Economies of Scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow. The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses through the specified

Portfolio 21

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited), Continued

period so that the Fund does not exceed its specified expense limitation. The Board concluded that there were no effective economies of scale to be shared by the Advisor at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund. The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly with respect to 12b-1 fees paid to the Advisor. The Board considered that the Advisor does not receive benefits in exchange for “soft dollars.” After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable to the Fund, and that the Fund’s shareholders received reasonable value in return for the advisory fees paid. The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Portfolio 21

INFORMATION ABOUT PROXY VOTING (unaudited)

A description of the policies and procedures that Portfolio 21 uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 209-1962. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12- month period ended June 30, 2006 is available without charge, upon request, by calling (866) 209-1962 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (unaudited)

Portfolio 21 files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (866) 209-1962. Furthermore, you will be able to obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those address shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1962 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

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Advisor
PROGRESSIVE INVESTMENT MANAGEMENT CORPORATION
721 NW 9th Avenue
Portland, Oregon 97209
(877) 351-4115 EXT. 21

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
55 Second Street, 24th Floor
San Francisco, California 94105

Portfolio 21
Symbol - PORTX
CUSIP - 742935588

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Professionally Managed Portfolios

By (Signature and Title)  /s/ Robert M. Slotky
Robert M. Slotky, President

Date     March 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Robert M. Slotky
Robert M. Slotky, President

Date      March 8, 2007

By (Signature and Title) /s/ Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date      March 9, 2007

* Print the name and title of each signing officer under his or her signature.